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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      June 11, 1997
                                                -------------------------------

                                 Travelers Group Inc.
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                (Exact name of registrant as specified in its charter)


    Delaware                    1-9924                 52-1568099
    ---------------           ------------            ------------
    (State or other           (Commission             (IRS Employer
    jurisdiction of           File Number)            Identification No.)
    incorporation)

              388 Greenwich Street, New York, New York          10013
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              (Address of principal executive offices)       (Zip Code)

                                    (212) 816-8000
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                 (Registrant's telephone number, including area code)


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                                 TRAVELERS GROUP INC.
                              Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         Exhibits:

         EXHIBIT NO.    DESCRIPTION
         -----------    -----------

         1.01           Underwriting Agreement Basic Provisions, dated May 22,
                        1997

         1.02 Terms Agreement, dated June 11, 1997, among the Company and Smith Barney Inc, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as Underwriters, relating to the offer and sale of 8,000,000 Depositary Shares, each representing 1/5th of a share of 6.365% Cumulative Preferred Stock, Series F, $1.00 par value per share.

         4.01           Certificate of Designation of 6.365%
                        Cumulative Preferred Stock, Series F, of the
                        Registrant, dated June 16, 1997.

         4.02           Form of share certificate for the
                        Registrant's 6.365% Cumulative Preferred
                        Stock, Series F, par value $1.00 per share.


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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  June 13, 1997                  TRAVELERS GROUP INC.



                                            By /s/ Firoz B. Tarapore
                                              ---------------------------------
                                                 Firoz B. Tarapore
                                                 Deputy Treasurer


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